SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to " 240.14a-11(c) or " 240.14a-12

                      RESTAURANT TEAMS INTERNATIONAL, INC.
                  (Name of Registrant As Specified in Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         .......................................................................
     2)  Form, Schedule or Registration Statement No.:
         .......................................................................
     3)  Filing Party:
         .......................................................................
     4)  Date Filed:
         .......................................................................

                      RESTAURANT TEAMS INTERNATIONAL, INC.
                                2101 E. Loop 281
                              Longview, Texas 75605

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held December 6, 2001



Dear Stockholders of Restaurant Teams International, Inc.:

    You are cordially invited to attend the annual meeting of stockholders of Restaurant Teams International, Inc. to be held at 2:00 p.m., local time on December 6, 2001, at the Hampton Inn & Suites Elmwood, 5150 Mounes Street, Jefferson, Louisiana, to consider and vote upon the following matters:

        Proposal 1. Election of three directors to hold office in accordance with the Articles of Incorporation and Bylaws of the company; and

        Proposal 2. Ratification of the selection of Killman, Murrell, & Company as the company's auditors.

        Proposal 3. Approval of a fifty to one (50:1) reverse split of the Company's Common Stock.

        Proposal 4. In the event of approval of Proposal 3 then Proposal 4 is to reauthorize an increase in the authorized Common Stock of the Company from 1,000,000 to 25,000,000 shares.

        Proposal  5.   Approval  of  a  name   change  from   Restaurant   Teams
    International, Inc. to RTIN Holdings, Inc.,


    Only stockholders of record at the close of business on November 5, 2001 can vote at the meeting.

    You are cordially invited to attend the annual meeting in person. Even if you plan to attend the meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed addressed envelope. If you attend, you may vote in person if you wish, even though you have sent your proxy.





                                        By Order of the Board of Directors


                                        /s/ Carole Swanson
                                        ----------------------------------
                                        Carole Swanson, Secretary

October 19, 2001


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

                      RESTAURANT TEAMS INTERNATIONAL, INC.
                                2101 E. Loop 281
                              Longview, Texas 75605
                                 (903) 295-6800

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held December 6, 2001


    The company is sending this Proxy Statement and the accompanying proxy card to the holders of common stock, of Restaurant Teams International, Inc., in connection with a solicitation of proxies by the board of directors of the company from the stockholders for use at the annual meeting of stockholders of the company. We are mailing this proxy statement and the enclosed form of proxy beginning on or about November 7, 2001.



                          VOTING AND PROXY INFORMATION
Who May Vote

    Holders of record of common stock at the close of business on November 5, 2001 are entitled to receive notice of and to vote at the annual meeting. At the close of business on the record date, there were outstanding ______ shares of common stock. The common stock, is held by approximately ____ stockholders of record. Additionally, at the close of business on the record date, there were 1,000,000 shares of Series B Preferred Stock outstanding. The Series B Preferred stock is held by 2 stockholders of record. These are the only outstanding securities of the company entitled to vote at the annual meeting.

Required Votes

    Each stockholder of common stock is entitled to one vote per share on all matters properly brought before the stockholders at the annual meeting. Each stockholder of Series B Preferred stock is entitled to fifty votes per share on all matters properly brought before the stockholders at the annual meeting. Such votes may be cast in person or by proxy. Abstentions may be specified as to the approval of any of the Proposals and will have the effect of a vote against the Proposals. Under the rules of the Nasdaq Stock Market, brokers holding shares for customers have authority to vote on certain matters when they have not received instructions from the beneficial owners, and do not have such authority as to certain other matters. The Nasdaq rules allow firms traded on Nasdaq to vote on the Proposals without specific instructions from beneficial owners.

    The directors will be elected by a plurality of the votes cast in person or by proxy. The Proposal to ratify the selection of independent accountants will require the affirmative vote of the holders of the majority of the voters present at the meeting and entitled to vote. The Proposals to affect the splits and to affect a name change will require two thirds of the votes present at the meeting and entitled to vote.

How to Vote

    Votes may be cast in person at the annual meeting or by proxy using the enclosed proxy card. A facsimile of the proxy will be accepted. All shares of common or preferred stock that are represented at the annual meeting by properly executed proxies received by the company prior to or at the annual meeting and not revoked will be voted at the annual meeting in accordance with the instructions indicated in such proxies. Unless instructions to the contrary are specified in the proxy, each such proxy will be voted FOR the election as a director of the nominees listed herein and for approval of the other Proposal.

Proxies Can Be Revoked

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the company, before the vote is taken at the annual meeting, a written notice of revocation bearing a date later than the date of the proxy, duly executing and delivering a subsequent proxy relating to the same shares, or attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation should be sent to: Corporate Secretary, Restaurant Teams International, Inc., 2101 E. Loop 281, Longview, Texas 75605.

Expenses of Solicitation

    The company will bear the expense of this solicitation, including the reasonable costs incurred by custodians, nominees, fiduciaries and other agents in forwarding the proxy material to you. The company will also reimburse brokerage firms and other custodians and nominees for their expenses in distributing proxy material to you. In addition to the solicitation made by this proxy statement, certain directors, officers and employees of the company may solicit proxies by telephone and personal contact.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Nominees

    At the annual meeting, four directors (comprising the full board of directors) will be elected to hold office until the next annual meeting of stockholders in 2002.

    It is intended that the accompanying proxy, unless contrary instructions are set forth therein, will be voted for the election of the nominees for election as directors as set forth in the following table. If the nominees become unavailable for election to the board of directors, the persons named in the proxy may act with discretionary authority to vote the proxy for such other persons as may be designated by the board of directors. However, the board is not aware of any circumstances likely to render the nominees unavailable for election. The withholding of authority or abstention will have no effect upon the election of directors by holders of common stock because under Texas law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of common stock, voting as one class, will constitute a quorum. The shares held by each holder of common stock who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

    The following table sets forth certain information with respect to the persons who will be the nominees for election at the annual meeting and the other incumbent directors and executive officers of the company. Included within the information below is information concerning the business experience of each such person during the past five years.

Nominees and Business Experience

    Stanley L. Swanson, a founder of the Company, has served as President, Chief Executive Officer, and Chairman of the Board since its inception in May, 1990.

    Curtis  A.  Swanson  has  been  Chief  Financial  Officer,   Executive  Vice
President, and Treasurer of the Company since its inception in May, 1990.

    Owen Gilbert has been self-employed as a oil field contractor for 37 years. He served in the U.S. Navy for four years and is a veteran of the Korean conflict.

    Ann Rau is the President and COO of MedEx Systems, Inc. and Pegasus Pharmacy, Inc. She has been in the healthcare industry for approximately 20 years and previously owned and operated United Health Care Resources, LLC, a healthcare marketing firm. Ms. Rau lectures and appears at numerous healthcare related functions. She graduated with a Master's degree from William Carey College and attended Tulane University's doctorate program.

Organization of the Board of directors

    The board of directors has the following committees:

        Committee                  Members
        ----------------------------------

        Executive                  Curtis A. Swanson, Stanley L. Swanson &
                                   Owen Gilbert
        Audit                      Curtis A. Swanson, Owen Gilbert, & Ann Rau
        Compensation Committee     Stanley L. Swanson, Owen Gilbert, & Ann Rau

        Conflicts of Interest      None

    The executive committee conducts the normal business operations of the company and acts as nominating committee. The audit committee recommends an independent auditor for the company, consults with such independent auditor and reviews the company's financial statements. The compensation committee fixes the compensation of officers and key employees of the company and administers the company's stock option plans. The conflicts of interest committee receives and investigates any reports of or perceived conflicts of interest in any activities undertaken by the company.

    Any stockholder who wishes to recommend a prospective nominee for the board of directors for consideration by the executive committee may write Carole Swanson, Secretary, 2101 E. Loop 281, Longview, Texas 75605.

    The board of directors had five meetings during 2000. The executive committee met twice, the audit committee met twice and, the compensation committee met once.

Section 16(a) Beneficial Ownership Reporting Compliance

    Based solely upon a review of Forms 3, 4 and 5 furnished to the company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by the company, the company is not aware of any failure by any director, officer or beneficial owner of more than 10% of the company's common stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 2000.

                                   PROPOSAL 2
                            RATIFICATION OF AUDITORS

    The board of directors has selected Killman, Murrell, & Co. to serve as the company's independent auditors for the year ending December 31, 2000. The stockholders are being asked to ratify the board's selection.

    Ratification of the appointment of Killman, Murrell, & Co. as the company's independent auditors for the fiscal year ending December 31, 2000 requires the approval by a majority vote of the outstanding shares of common or preferred stock attending the annual meeting, either in person or by proxy.

    The Board of Directors recommends a vote FOR the above Proposal 2.


                                   PROPOSAL 3
                  APPROVAL OF FIFTY TO ONE (50:1) REVERSE SPLIT

    Approval of a fifty to one (50:1) reverse split of the company's common stock. This measure will reduce the authorized stock from 50,000,000 to 1,000,000 and reduce the total outstanding accordingly.

    The Board of Directors recommends a vote FOR the above Proposal 3.

                                   PROPOSAL 4
               APPROVAL TO RE-INCREASE THE AUTHORIZED COMMON STOCK

    In the event of the approval of PROPOSAL 3, this PROPOSAL 4 will allow the articles of incorporation to amended to re-increase the authorized common stock of the company back up to 25,000,000.

    The Board of Directors recommends a vote FOR the above Proposal 4.

                                   PROPOSAL 5
                             APPROVAL TO CHANGE NAME

    Approval of a name change from Restaurant Teams International, Inc. to RTIN Holdings, Inc. The articles of incorporation will be amended to reflect the name change.

    The Board of Directors recommends a vote FOR the above Proposal 5.

                                  ANNUAL REPORT

    The annual report to stockholders, including consolidated financial statements, for the year ended December 31, 2000, accompanies the proxy material being mailed to all stockholders. The annual report is not a part of the proxy solicitation material.


                                  OTHER MATTERS


    The board of directors does not intend to bring any other matters before the annual meeting and has not been informed that any other matters are to be presented to the annual meeting by others. In the event that other matters properly come before the annual meeting or any adjournments thereof it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.


                             DEADLINE FOR SUBMISSION
                          OF PROPOSALS TO BE PRESENTED
                   AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS


    Any stockholder who intends to present a proposal at the 2001 annual meeting of stockholders to be held in 2002 must file such proposal with the company by December 15, 2001 for possible inclusion in the company's proxy statement and form of proxy relating to the meeting.


                                    By Order of the Board of Directors


                                    /s/ Carole Swawnson
                                    ----------------------------------
                                    Carole Swanson, Secretary


                      Restaurant Teams International, Inc.
           This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders of Restaurant Teams International, Inc., to be held at Hampton
Inn & Suites Elmwood,  5150 Mounes Street,  Jefferson,  Louisiana,  beginning at
2:00 p.m., December 6, 2001 and the proxy statement in connection therewith and appoints Stanley L. Swanson and Curtis Swanson, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock of the company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

    The undersigned directs that the undersigned's proxy be voted as follows:

    1.  ELECTION OF    [ ]  FOR the nominees           [ ]  WITHHOLD AUTHORITY
        DIRECTORS           listed below                    to vote for nominees
                            (except as marked to the        listed below
                            contrary below)

        Nominees:   Stanley L. Swanson, Curtis A. Swanson, Owen Gilbert, Ann Rau

        (Instruction: To withhold authority to vote any individual nominee, right that nominee"s name on the line provided below.)

        ------------------------------------------------------------------------
    2.  RATIFY ELECTION OF                  [ ] FOR              [ ] AGAINST         [ ] ABSTAIN
        KILLMAN MURREL & CO                     ratification         ratification        from voting
        AS THE COMPANY'S
        AUDITORS

    3.  APPROVAL OF THE (50:1)              [ ] FOR              [ ] AGAINST         [ ] ABSTAIN
        FIFTY TO 1 REVERSE SPLIT                reverse split        reverse split       from voting
        OF THE COMMON STOCK

    4.  APPROVAL OF A REINCREASE            [ ] FOR              [ ] AGAINST         [ ] ABSTAIN
        OF THE AUTHORIZED COMMON                authorization        authorization       from voting
        STOCK FROM 1,000,000 TO 25,000,000


    5.  APPROVAL OF NAME CHANGE             [ ] FOR              [ ] AGAINST         [ ] ABSTAIN
        FROM RESTAURANT TEAMS                   name change          name change         from voting
        INTERANTIONAL, INC. TO RTIN
        HOLDINGS, INC

    6.  IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY
        COME BEFORE THE MEETING.


    This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification and approval in item 2 through 5 above.

    The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the common stock of the company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

    If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

    Please date, sign and mail this proxy in the enclosed envelope. No postage is required.

                                    Date ________________ ____, 2001


                                    ____________________________________________
                                                        Signature of Stockholder

                                    ____________________________________________
                                                        Signature of Stockholder

                                    Please  date  this  proxy and sign your name
                                    exactly as it appears hereon. Where there is
                                    more than one owner,  each should sign. When
                                    signing  as  an   attorney,   administrator,
                                    executor,  guardian or  trustee,  please add
                                    your  title  as  such.   If  executed  by  a
                                    corporation,   a  duly  authorized   officer
                                    should sign the proxy.



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